Exhibit (a)(3)

                          NOTICE OF GUARANTEED DELIVERY
                To Tender 6 5/8% Convertible Preferred Securities
                   Beneficial Unsecured Convertible Securities
                      (Including the Associated Guarantee)

                                       of

                              TIMET Capital Trust I

                                       at

                             $10.00 Net Per Security

                                       by

                                   Valhi, Inc.
                    (Not to be used for Signature Guarantees)

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                      THE OFFER AND WITHDRAWAL RIGHTS WILL
                          EXPIRE AT 12:00 MIDNIGHT, NEW
                         YORK CITY TIME, ON MONDAY, JUNE
                          2, 2003, UNLESS THE OFFER IS
                                    EXTENDED.
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         This Notice of Guaranteed Delivery, or a form substantially  equivalent hereto, must be used to accept the Offer (as defined below) (i) if certificates ("Security Certificates"), evidencing 6 5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities, liquidation preference $50 per security (the "Securities"), which represent undivided beneficial ownership interests in the assets of TIMET Capital Trust I, a Delaware statutory business trust, are not immediately available, (ii) if Security Certificates and all other required documents cannot be delivered to Computershare Trust Company of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in "Section 1. Terms of the Offer; Expiration Date" of the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram, or facsimile transmission to the Depositary. See "Section 3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase.

                        The Depositary for the Offer is:

                         [COMPUTERSHARE LOGO OMITTED]


                By Mail:                       By Facsimile Transmission:           By Hand or Overnight Courier:

      Computershare Trust Company            For Eligible Institutions Only:         Computershare Trust Company
              of New York                            (212) 701-7636                          of New York
          Wall Street Station                                                             Wall Street Plaza
             P.O. Box 1010                  For Confirmation Only Telephone:          88 Pine Street, 19th Floor
        New York, NY 10268-1010                      (212) 701-7624                       New York, NY 10005

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         Certificates representing Securities must be received by the Depositary within three trading days after the date of the execution of this Notice of Guaranteed Delivery.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

         The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Security Certificates to the Depositary within the time period set forth above. The failure to do so could result in a financial loss to such Eligible Institution.

Ladies and Gentlemen:

         The undersigned hereby tenders to Valhi, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 5, 2003 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Securities specified below pursuant to the guaranteed delivery procedure set forth in "Section 3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase.

         If the Offer is terminated, the Securities tendered pursuant to the Offer will be returned to the tendering holders promptly (or, in the case of tendered by book-entry transfer, the book-entry transferred Securities will be credited to the account maintained at The Depository Trust Company pursuant to the procedures set forth in "Section 3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase, from which the book-entry tendered Securities were delivered).

         The undersigned understand(s) that payment by Computershare Trust Company of New York, in its capacity as Depositary for the Securities tendered for payment and accepted for payment pursuant to the Offer, will be made only after timely receipt by the Depositary of (1) Security Certificates evidencing Securities validly tendered and not properly withdrawn prior to the expiration of the Offer and a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with respect to the Securities with any required signature guarantees and any other documents required by the Letter of Transmittal or (2) a book-entry confirmation of the transfer of the undersigned's Securities into the Depositary's account at DTC and a properly transmitted Agent's Message (as defined in "Section 2. Acceptance for Payment and Payment for Securities" of the Offer to Purchase).

         All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery will not be affected by, and will survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery will be binding on the heirs, executors, administrators, trustees in bankruptcy, personal and legal representative, successors and assigns of the undersigned.

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Number of Securities:
                      ----------------------------------------------------------


Certificate Nos.  (If Available):
                                  ----------------------------------------------

[  ]  Check this box if Securities will be delivered by book-entry transfer.

Name of Eligible Institution:
                             ---------------------------------------------------

Account No.:
             -------------------------------------------------------------------

Names(s) of Record Holders:
                            ----------------------------------------------------

Street Address:
                ----------------------------------------------------------------

City, State and Zip Code:
                          ------------------------------------------------------

Signature(s) of Holder(s):
                          ------------------------------------------------------

Dated:                          , 2003
        ------------------------

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






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         This  Notice of  Guaranteed  Delivery  must be signed by the  holder(s)
exactly as name(s) appear(s) on certificates for the Securities or, if tendered by a participant in The Depository Trust Company, exactly as the participant's name appears on the security position listing as the owner of the Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with the Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such persons must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s) of Holders:
                    ------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------

Street Address:
                ----------------------------------------------------------------

City, State and Zip Code:
                          ------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES SHOULD BE SENT TO THE DEPOSITARY TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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                                    GUARANTEE
                    (Not to be used for signature guarantee)

         The  undersigned,   a  participant  in  the  Security  Transfer  Agents
Medallion Program or an "eligible guarantor institution," as such term is defined in Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees to deliver to the Depositary either certificates representing the Securities tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Securities into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, all within three trading days after the date hereof.

------------------------------            --------------------------------------
Name of Firm                                             Title

------------------------------            --------------------------------------
Authorized Signature                                    Address
Name:
      --------------------------          --------------------------------------
            Please type or print                 Area Code and Telephone Number
Dated:                  , 2003
        ----------------

               DO NOT SEND SECURITY CERTIFICATES WITH THIS NOTICE.
                 SECURITY CERTIFICATES SHOULD BE SENT WITH YOUR
                             LETTER OF TRANSMITTAL.
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